Rule 497(e)
                                               File Nos. 33-32199 and 811-05961

                         SUPPLEMENT DATED MARCH 22, 2005
                            TO THE PROSPECTUS OF THE

                          VARIFUND(R) VARIABLE ANNUITY
                                DATED MAY 1, 2003

                                 ISSUED THROUGH
               CANADA LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT 1
                                       BY
                    CANADA LIFE INSURANCE COMPANY OF NEW YORK


Recently, the Board of Directors of the Seligman Portfolios, Inc. approved the liquidation of Seligman Frontier Portfolio. The redemption of outstanding shares and liquidation of the Seligman Frontier Portfolio is anticipated to take place on or about May 31, 2005 ("Redemption Date"). As a result, effective as of the Redemption Date, the Seligman Frontier Portfolio will be closed to new Contributions and incoming Transfers. Currently, any orders for the purchase of or exchange into liquidating Seligman Frontier Portfolio Sub-Account are not accepted.

All other Portfolios are unaffected by the recent action of the Board of Directors of Seligman Portfolios, Inc. and will continue to remain available as Sub-Account investment options after the Redemption Date.

Any Policyholder utilizing the Pre-Authorized Check Agreement Plan or a custom transfer feature such as Dollar Cost Averaging or Portfolio Rebalancing involving the Seligman Frontier Portfolio Sub-Account should contact an annuity account representative immediately to make alternate arrangements. If you fail to make alternate arrangements by the Redemption Date, allocations made to the Seligman Frontier Portfolio Sub-Account utilizing the Pre-Authorized Check Agreement Plan or a custom transfer feature will be directed to the Fidelity VIP Money Market (Initial Class) Portfolio Sub-Account.

You may elect to transfer your contract value in the Seligman Frontier Portfolio Sub-Account before the date of liquidation by calling an annuity account representative at 1-800-905-1959 or in writing at Annuity Administration, PO Box 173920, Denver, CO 80217-3920. You may also use the Intouch Voice Response System at 1-800-123-1234 to elect a transfer from the Seligman Frontier Portfolio Sub-Account to another portfolio Sub-Account or the website at www.FASCorp.com/CanadaLife.

Any transfer from the Seligman Frontier Portfolio Sub-Account into the Sub-Account of another portfolio will not count against the first 12 free transfers you are entitled to as Owner of the Policy and will not incur a Transfer Processing Fee.

If you have not transferred your contract value out of the Seligman Frontier Portfolio Sub-Account as of the Redemption Date, your contract value invested in that Sub-Account will be automatically transferred to the Fidelity VIP Money Market (Initial Class) Portfolio Sub-Account.

This Supplement must be accompanied by, or read in conjunction with, the current prospectus, dated May 1, 2003.

                Please keep this Supplement for future reference.